Transactions with Related Parties	12 Months Ended
Dec. 31, 2011
Transactions with Related Parties
Transactions with Related Parties

4. Transactions with Related Parties:
The amounts included in the accompanying consolidated balance sheets and unaudited interim condensed consolidated statement of operations are as follows:

	December 31,	December 31,
	2010	2011

Balance Sheet
Due to related party – Cardiff	$-	$-671
Due to related party – Tri-Ocean Heidmar	-	-43
Due to related party – TMS Dry	-	-6,804
Due to related party- Total	-	-7,518
Due from related party – TMS Bulkers	-	19,579
Due from related party – TMS Tankers	-	6,324
Due from related party – Cardiff Marine	20,939	-
Due from related party – Sigma and Blue Fin pool	-	243
Due from related party- Total	20,939	26,146
Advances for vessels and drillships under construction - Cardiff/TMS Bulkers/TMS Tankers, for the year	5,321	8,484
Vessels, drilling rigs, drillships, machinery and equipment, net – Cardiff /TMS Tankers, for the year/period	430	9,195
Accounts payable and other current liabilities- Sigma Pool	-	111
Other current assets- Sigma and Blue Fin pool		3635
Other non-current assets- Sigma and Blue Fin pool	$0	$675
Other non-current assets - TMS Dry	0	4,140

Statement of Operations	2009	2010	2011
Voyage Revenues – Sigma and Blue Fin pool	-	-	12655
Voyage expenses - Cardiff Marine Inc.	-5,437	-5,614	-
Voyage expenses - TMS Tankers	-	-	-158
Voyage expenses - TMS Bulkers	-	-	-4,420
Voyage expense - TMS Dry	-	-	-236
Gain on sale of assets - commisions - Cardiff Marine Inc.	-308	-772	-
Gain on sale of assets – commissions- TMS Bulkers	-	-	-1,166
Contract termination fees and forfeiture of vessel deposits	-25,350	-	-
General and administrative expenses:
- Consultancy fees – Fabiana Srvices S.A.	-2,802	-7,598	-
- Management fees - Cardiff Marine Inc	-17,941	-20,139	-
- Management fees - TMS Tankers	-	-	-2,293
- Management fees - TMS Bulkers	-	-	-26,771
Management fees – TMS Dry	-	-	-1,602
- Consultancy fees – Vivid	-	-1700	-5,958
- SOX fees – Cardiff Marine Inc	-3,056	-1,983	-
- Rent	-13	-12	-29
- Amortization of CEO stock based compensation	($37,804)	($24,009)	($26,447)

(Per day and per quarter information in the note below is expressed in United States Dollars/Euros)

TMS Bulkers Ltd. – TMS Tankers Ltd.:

Effective January 1, 2011, each of the Company's drybulk vessel-owning subsidiaries entered into new management agreements with TMS Bulkers Ltd. (''TMS Bulkers''), which replaced the Company's management agreements with Cardiff Marine Inc. ("Cardiff") that were effective as of September 1, 2010 through December 31, 2010 and each of the Company's tanker ship-owning subsidiaries entered into new management agreements with TMS Tankers Ltd. (''TMS Tankers'') together the "Managers". The Managers are beneficially majority owned by George Economou..

TMS Bulkers provides comprehensive drybulk ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Bulkers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Each new vessel management agreement provides for a fixed management fee, the same fee as was charged by Cardiff under the Company's previous management agreements effective from September 1, 2010, of Euro 1,500 ($1,943 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) per vessel per day, which is payable in equal monthly installments in advance and is automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012 the fixed management fee was adjusted by 3% to Euro 1,545.

If TMS Bulkers is requested to supervise the construction of a newbuilding vessel, in lieu of the management fee, the Company will pay TMS Bulkers an upfront fee equal to 10% of the budgeted supervision cost. For any additional attendance above the budgeted superintendent expenses, the Company will be charged extra at a standard rate of Euro 500 (or $648 based on the Euro/U.S. Dollar exchange rate as of December 31, 2011) per day.

TMS Tankers provides comprehensive tanker ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Tankers' commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.Under the management agreements, TMS Tankers is entitled to a construction supervisory fee of 10% of the budget for the vessels under construction, payable up front in lieu of the fixed management fee. Once the vessel is operating, TMS Tankers is entitled to a daily management fee per vessel of Euro 1,700 ($2,202 based on the Euro/U.S. Dollar exchange rate at December 31, 2011), payable in equal monthly installments in advance and automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012 the fixed management fee was adjusted by 3% to Euro 1,751.

Under their respective agreements, the Managers are also entitled to (i) a discretionary incentive fee, (ii) a commission of 1.25% on charter hire agreements that are arranged by the Managers; and (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by the Managers.

In the event that the management agreements are terminated for any reason other than a default by the Managers, the Company will be required to pay the management fee for a further period of three calendar months as from the date of termination. In the event of a change of control of the Company's ownership the Company will be required to pay the Managers a termination payment, representing an amount equal to the estimated remaining fees payable to the Managers under the then current term of the agreement which such payment shall not be less than the fees for a period of 36 months and not more than a period of 48 months.

Each management agreement has an initial term of five years and will be automatically renewed for a five year period and thereafter extended in five year increments, unless the Company provides notice of termination in the fourth quarter of the year immediately preceding the end of the respective term.

Transactions with TMS Bulkers and TMS Tankers in Euros were settled on the basis of the average U.S. Dollar rate on the invoice date.

TMS Dry Ltd.: OceanFreight Inc. ("OceanFreight") which was acquired by the Company on August 24, 2011, contracted the technical and commercial management of its drybulk vessels to TMS Dry Ltd. ("TMS Dry"), a related party entity beneficially majority owned by the Company's Chairman, President and Chief Executive Officer, Mr. George Economou.

TMS Dry was engaged under separate vessel management agreements directly by OceanFreight's wholly-owned, vessel–owning subsidiaries. Under the vessel management agreements, OceanFreight paid a daily management fee per vessel, covering also superintendent's fee per vessel plus expenses for any services performed relating to evaluation of the vessel's physical condition, supervision of shipboard activities or attendance upon repairs and drydockings. At the beginning of each calendar year, these fees were adjusted upwards according to the Greek consumer price index. Such increase cannot be less than 3% and more than 5%. In the event that the management agreements are terminated for any reason other than TMS Dry's default, OceanFreight was required (i) to pay management fees for a further period of three calendar months as from the date of termination; and (ii) to pay an equitable proportion of any severance crew costs which materialize as per applicable Collective Bargaining Agreement (CBA).TMS Dry was entitled to a daily management fee per vessel of Euro 1,500 ($1,943 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) for the drybulk vessels. TMS Dry is also entitled to (i) a discretionary incentive fee; (ii) extra superintendents' fees of Euro 500 ($648 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) per day; (iii) a commission of 1.25% on charter hire agreements; and (iv) a commission of 1% of the purchase price on sale or purchases of vessels in OceanFreight's fleet. Furthermore, TMS Dry is entitled to a supervision fee payable upfront for vessels under construction equal to 10% of the approved annual budget for supervision costs.

On July 25, 2011, OceanFreight, TMS Dry and TMS Bulkers entered into an agreement providing for the termination of the management agreements with TMS Dry upon completion of the merger (Note 8). Under this agreement TMS Dry received (a) $6,600 due to the change of control and waived its contractual entitlement to seek fees for three years; and (b) $2,400 commission due to the merger transaction. Effective January 1, 2012, the Company entered into novation agreements for each of the eleven OceanFreight vessels and hulls with TMS Bulkers. The terms are identical to those in the previous management agreements with TMS Dry, taking into account the adjustments in TMS Bulkers in 2012.

Transactions with TMS Dry in Euros were settled on the basis of the average USD rate on the invoice date.

Drillship Management Agreements with Cardiff: Effective December 21, 2010, the Company terminated its management agreements with Cardiff pursuant to which Cardiff provided supervisory services in connection with the construction of the drillships Ocean Rig Corcovado and Ocean Rig Olympia. The Company had paid Cardiff a management fee of $40 per month per drillship for the Ocean Rig Corcovado and Ocean Rig Olympia. The management agreements also provided for: (i) a chartering commission of 1.25% on revenue earned; (ii) a commission of 1% on the shipyard payments or purchase price paid for drillships; (iii) a commission of 1% on loan financing or refinancing; and (iv) a commission of 2% on insurance premiums. These agreements were replaced by Vivid Finance Limited the Global Services agreements discussed below.

Global Services Agreement: On December 1, 2010, the Company entered into a Global Services Agreement with Cardiff, effective December 21, 2010, pursuant to which the Company has engaged Cardiff to act as consultant on matters of chartering and sale and purchase transactions for the offshore drilling units operated by the Company's majority-owned subsidiary, Ocean Rig UDW Inc. ("Ocean Rig UDW"). Under the Global Services Agreement, Cardiff, or its subcontractor, (i) provides consulting services related to identifying, sourcing, negotiating and arranging new employment for offshore assets of the Company and its subsidiaries, including the Company's drilling units; and (ii) identifies, sources, negotiates and arranges the sale or purchase of the offshore assets of the Company and its subsidiaries, including the Company's drilling units. In consideration of such services, the Company pays Cardiff a fee of 1.0% in connection with employment arrangements and 0.75% in connection with sale and purchase activities. For the year ended December 31, 2011, the Company paid $2,357 as fees related to the Global Services Agreement regarding employment arrangements.

Transactions with Cardiff in Euros were settled on the basis of the average USD rate on the invoice date.

Cardiff Marine Inc.: The operations of the Company's drybulk vessels were managed prior to January 1, 2011 by Cardiff Marine Inc. (“Cardiff” or the “Manager”), a related technical and commercial management company incorporated in Liberia. The Manager also acted as the Company's charter and sales and purchase broker. The Manager is beneficially majority-owned by George Economou the Company's Chairman and Chief Executive Officer and members of his immediate family.

Up to August 31, 2010, the Company paid a management fee of Euro 607 ($786 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day, per vessel to Cardiff. In addition, the management agreements provided for payment by the Company to Cardiff of: (i) a fee of Euro 106 ($137 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day per vessel for services in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002; (ii) Euro 527 ($683 at the Euro/U.S. Dollar exchange rate on December 31, 2011) for superintendent visits on board vessels in excess of five days per annum, per vessel, for each additional day, per superintendent; (iii) chartering commission of 1.25% on all freight, hire and demurrage revenues; (iv) a commission of 1.00% on all gross sale proceeds or purchase price paid for vessels; (v) a quarterly fee of $250,000 for services in relation to the financial reporting requirements of the Company under Securities and Exchange Commission rules and the establishment and monitoring of internal controls over financial reporting; and (vi) a commission of 0.2% on derivative agreements and loan financing or refinancing.

Cardiff also provided commercial operations and freight collection services in exchange for a fee of Euro 91 ($118 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day, per vessel. Cardiff provided insurance services and obtained insurance policies for the vessels for a fee of 5% on the total insurance premiums per vessel. Furthermore, if required, Cardiff also handled and settled all claims arising out of its duties under the management agreements (other than insurance and salvage claims) in exchange for a fee of Euro 158 ($205 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per person, per day of eight hours.

Cardiff provided the Company with financial accounts services in exchange for a fee of Euro 121 ($157 at the Euro/U.S. Dollar exchange rate on December 31, 2011) per day, per vessel. The Company also paid Cardiff a quarterly fee of Euro 263,626 ($341,396 at the Euro/U.S. Dollar exchange rate on December 31, 2011) for services rendered by Cardiff in connection with the Company's financial accounting services. Pursuant to the terms of the management agreements, all fees payable to Cardiff were adjusted upwards or downwards based on the year-on-year increase in the Greek consumer price index.

Effective September 1, 2010, and up to December 31, 2010 each drybulk ship-owning company entered into new management agreements with Cardiff. Cardiff provides comprehensive ship management services including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. Cardiff's commercial management services include operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance.

Each new vessel management agreement provided for a fixed management fee of Euro 1,500 ($1,943 based on the exchange rate at December 31, 2011) per vessel per day which is payable in equal monthly installments in advance and is automatically adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. If the Company requested that Cardiff supervise the construction of a newbuilding vessel then in lieu of the fixed management fee, the Company would pay Cardiff an upfront fee equal to 10% of the supervision cost budget for such vessel. For any additional attendance above the budgeted superintendent expenses, the Company would be charged extra at a standard rate of Euro 500 ($648 based on the exchange rate of December 31, 2011) per day.

In addition, the Company would pay a commission to Cardiff of 1.25% of all monies earned by the vessel and a 1% purchase and sale commission. The management agreements further provided that in the Company's discretion, it would pay Cardiff an annual performance incentive fee.

Each new vessel management agreement had a term of five years and would be automatically renewed for a five year period and thereafter extended in five year increments if notice of termination is not provided by the Company in the fourth quarter of the year immediately preceding the end of the respective term.

Moreover, effective September 1, 2010 the Company terminated the agreement according to which a quarterly fee of $250,000 was payable to Cardiff for services in relation to financial reporting requirements and monitoring of internal controls.

George Economou: As the Company's Chairman, Chief Executive Officer and principal shareholder, with a 14.1% shareholding, George Economou has the ability to exert influence over the operations of the Company.

Fabiana Services S.A.: Under the consultancy agreements effective from February 3, 2005, between the Company and Fabiana Services S.A. (“Fabiana”), a related party entity incorporated in the Marshall Islands, Fabiana provides consultancy services relating to the services of George Economou in his capacity as Chief Executive Officer of the Company (Note 14).

On January 21, 2009, the compensation committee of the Company's board of directors (the “Compensation Committee”) approved a Euro 5.0 million ($7.0 million) bonus payable for CEO services rendered during 2008.

On January 25, 2010, the Compensation Committee approved that a bonus in the form of 4,500,000 shares of the Company's common Stock, with par value $0.01, be granted to Fabiana for the contribution of George Economou for Chief Executive Officer services rendered during 2009 as well as for anticipated services during the years 2010, 2011 and 2012. The shares vest over a period of three years, with 1,000,000 shares to vest on the grant date; 1,000,000 shares to vest on December 31, 2010 and

2011 respectively; and 1,500,000 shares to vest on December 31, 2012. In addition, the annual remuneration to be awarded to Fabiana under the consultancy agreement was increased to Euro 2.7 million ($3.5 million based on the exchange rate as of December 31, 2011).

On January 12, 2011, the Compensation Committee approved a $4 million bonus and 9,000,000 shares of the Company's common stock payable for CEO services rendered during 2010. The shares were granted to Fabiana and vest over a period of eight years, with 1,000,000 shares to vest on the grant date and 1,000,000 shares to vest annually on December 31, 2011, through 2018, respectively.

Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010 between the Company and Vivid Finance Limited (“Vivid ”), a company controlled by the Chairman, President and Chief Executive Officer of the Company's, Mr. George Economou, Vivid provides the Company with financing-related services such as (i) negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, (ii) renegotiating existing loan facilities and other debt instruments, and (iii) the raising of equity or debt in the capital markets. In exchange for its services, Vivid is entitled to a fee equal to 0.20% on the total transaction amount. The consultancy agreement has a term of five years and may be terminated (i) at the end of its term unless extended by mutual agreement of the parties; (ii) at any time by the mutual agreement of the parties; and (iii) by the Company after providing written notice to Vivid Finance at least 30 days prior to the actual termination date.

Private offering: A company controlled by Dryships' Chairman, President and Chief Executive Officer, Mr. George Economou, purchased 2,869,428 common shares, or 2.38% of Ocean Rig UDW common shares, in the private offering that was completed on December 21, 2010. The offering price was $17.50 per share. The price per share paid was the same as that paid by other investors taking part in the private offering (Note 13).

Legal services Mr. Savvas D. Georghiades, a member of the Ocean Rig UDW's board of directors, provides legal services to certain subsidiaries through his law firm, Savvas D. Georghiades, Law Office. In the years ended December 31, 2010 and 2011 the Company expensed and paid fees amounting to Euro 94,235 ($125 based on the Euro/U.S. Dollar exchange rate at December 31, 2010) and Euro 47,390 ($61 based on the Euro/U.S. Dollar exchange rate at December 31, 2011) respectively. No such fees were expensed or paid during 2009.

Lease Agreement: The Company leases office space in Athens, Greece from a son of George Economou.

Sigma Tankers Inc. pool and Blue Fin Tankers Inc. pool: Tankers Saga, Daytona and Belmar are employed in the Sigma Tankers Inc. pool (''Sigma'') while tanker Vilamoura is employed in the Blue Fin Tankers Inc. pool (''Blue Fin''). In addition, upon the acquisition of OceanFreight and as of December 31, 2011, the Company has a receivable from Sigma and Blue Fin, related to Oceanfreight's sold vessels Tigani and Olinda, respectively. The vessels were delivered to their new owners on May 4, 2010 and May 25, 2011, respectively. Sigma and Blue Fin are spot market pools managed by Heidmar Inc. George Economou is a member of the Board of Directors of Heidmar Inc.

Steel Wheel Investments Limited: Under an agreement between OceanFreight and Steel Wheel Investments Limited ("Steel Wheel"), a company controlled by the OceanFreight's former Chief Executive Officer, Antony Kandylidis, Steel Wheel provided consulting services to OceanFreight in connection with the duties of OceanFreight's Chief Executive Officer for an annual fee plus a discretionary cash bonus, had been approved by the Compensation Committee of OceanFreight. Such fees and bonuses for the year ended December 31, 2011 amounted to Euro 318,082 ($411 based on the Euro/U.S. Dollar exchange rate at December 31, 2011).

On July 25, 2011, OceanFreight and Steel Wheel signed an addendum to the initial consultancy agreement providing for the termination of the agreement upon completion of OceanFreight's merger with Dryships discussed above. Following the termination of the agreement Steel Wheel received $3,807 (Euro 2.7 million) as provided in the related change of control clause.

Cancellation of the acquisition of nine Capesize vessels: In October 2008, the Company agreed to purchase the ship-owning companies of nine Capesize drybulk carriers for an aggregate purchase price of $1.17 billion from clients of Cardiff, including affiliates of George Economou, and unrelated third parties, consisting of 19.4 million Company common shares and the assumption of an aggregate of $478,300 in debt and future commitments. In light of the considerable subsequent decrease in the asset values of the nine Capesize vessels, the Company reached an agreement with the sellers to cancel this transaction. The cancellation of the acquisition was approved by the independent members of the Company's Board of Directors on January 21, 2009, and the termination and release agreements were signed on March 6, 2009. The consideration for canceling the transaction consisted of 6.5 million common shares issued to entities unaffiliated with the Company and nominated by the third-party sellers, which common shares were subject to a six-month “lock up” period, and 3.5 million “out-of-the-money” warrants issued to entities controlled by George Economou. As the affiliated entities received less consideration to cancel these contracts than the unrelated third parties, George Economou was deemed to have made an investor's contribution to the Company's capital.

The shares and warrants were issued on April 9, 2009. Each warrant entitles the holder to purchase one share of the Company's common stock. These warrants have a cost of $0.01 and strike prices, depending on the relevant tranches, of between $20 and $30 per share. The warrants are subject to an 18-month “lock up” period and expire after five years.

The costs of this cancellation recorded in “Contract termination fee and forfeiture of vessel deposits”, are summarized as follows:

Compensation to unrelated parties (a)	$23,855
Compensation to related parties (b)	25,350

Total cancellation fee	$49,205
(a) The fair value of the Company’s 6.5 million common shares issued to the third-party sellers was measured on March 6, 2009 (i.e., the date when the Company terminated the contracts in accordance with their terms) using the closing stock price of $3.67 per share or an aggregate fair value of $23,855.
(b) The fair value of the compensation to terminate the purchase commitment with the related parties on five of the nine vessels was $25,350, measured using the loss in value method (calculated as the difference between the total purchase consideration and the fair value of the five vessels using independent brokers’ valuations). A portion of such compensation was in the form of the Company’s warrants with a fair value of $5,392, which was determined using the Black-Scholes Model with the Company’s common shares as the underlying security.

Acquisition of Drillship Hulls 1837 and 1838 (subsequently named Ocean Rig Corcovado and Ocean Rig Olympia): On October 3, 2008, the Company's then wholly owned subsidiary, Ocean Rig UDW, entered into a share purchase agreement with certain unrelated parties and certain entities affiliated with George Economou to acquire the full equity interests in Drillships Holdings Inc. (“Drillships Holdings”), the owner of drillships Hulls 1837 and 1838 newbuilding advanced capability drillships for use in ultra deepwater drilling locations (Note 6). In connection with this transaction, Ocean Rig UDW issued to the sellers common shares equal to 25% of its total issued and outstanding common shares as of May 15, 2009.

The following table summarizes the aggregate fair values of assets acquired and liabilities assumed by the Company as of May 15, 2009:

Fair value of assets and liabilities acquired
Cash equivalents	$248
Advances for rigs and drillships under construction	625,445
Short-term borrowings (Note 11)	(31,102)
Other current liabilities	(7,656)
Long-term debt (Note 11)	(228,810)

Total fair value of net assets	$358,125

The carrying amount of the advances for rigs and drillships under construction was $447,445 as of the acquisition date. A fair value adjustment of $178,000 was made to the carrying amounts based on the fair value of the assets acquired. The carrying amounts of the remaining assets and liabilities acquired did not require fair value adjustments. No intangible assets were identified during the acquisition of Drillships Holdings.

On July 15, 2009, the Company acquired the remaining 25% of the total issued and outstanding capital stock of Ocean Rig UDW from the minority interests. The consideration paid for the 25% interest consisted of a one-time $50,000 cash payment and the issuance of the Company's Series A Convertible Preferred Stock with an aggregate face value of $280,000 (Note 13).